UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 16, 2005

    OneSource Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30969 (Commission File Number)	65-0691963 (IRS Employer Identification No.)

15730 N. 83rd Way, Suite 104, Scottsdale, Arizona (Address of principal executive offices)	85260 (Zip Code)

        Registrant’s telephone number, including area code (800) 279-0859

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.    Results of Operations and Financial Conditioins

         On May 16, 2005, OneSource Technologies, Inc. (the “Company”) issued a press release announcing its earnings for its fiscal quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.         Item

99.1                    Press Release dated May 16, 2005 reporting the Registrant’s earnings for the quarterly fiscal period ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2005	ONESOURCE TECHNOLOGIES, INC. By: /s/ Leonard J. Ksobiech Leonard J. Ksobiech Chief Financial Officer